GOLDMAN SACHS VARIABLE INSURANCE TRUST

Service Shares of the

Goldman Sachs Equity Index Fund (the “Fund”)

Supplement dated March 28, 2014 to the

Prospectus and Statement of Additional Information, both dated April 30, 2013, as supplemented to date (the “Prospectus” and the “SAI”, respectively)

Effective April 1, 2014 Kristin Carcio no longer serves as a portfolio manager for the Fund. Additionally, effective April 1, 2014, Michael Feehily and Melissa Kapitulik serve as portfolio managers for the Fund. Accordingly, all references to Ms. Carcio in the Prospectus and SAI are hereby deleted in their entirety. The Fund’s disclosure is further modified hereby as follows:

The following replaces in its entirety the “Portfolio Managers” subsection in the “Goldman Sachs Equity Index Fund—Summary—Portfolio Management” section of the Prospectus:

Portfolio Managers: John Tucker, CFA, Senior Managing Director and Senior Portfolio Manager of SSgA FM, has managed the Fund since 2007. Michael Feehily, Senior Managing Director and Senior Portfolio Manager of SSgA FM, and Melissa Kapitulik, Vice President and Senior Portfolio Manager of SSgA FM, have both managed the Fund since 2014.

The following is added to the table in the “Service Providers—Fund Managers” section of the Prospectus:

Michael Feehily, CFA Senior Managing Director	Senior Portfolio Manager— Equity Index Fund	Since 2014	Mr. Feehily is a Senior Managing Director of SSgA FM and Co-Head of Passive Equity Strategies in North America. He is responsible for overseeing the management of all equity index strategies and Exchange Traded Funds in the United States and Canada. He is a member of the Senior Management Group. Mr. Feehily rejoined SSgA after spending four years in State Street Global Markets where he helped to build the Exposure Solutions business. Prior to this, Mr. Feehily was Head of the US Passive Equity Team within SSgA. Mr. Feehily received a Bachelor of Science Degree in Finance, Investments, and Economics from Babson College. He received an MBA in Finance from Bentley College. He is a member of the CFA Institute and the Boston Security Analysts Society. Mr. Feehily is also a former member of the Russell Index Client Advisory Board. He joined State Street in 1992.

Melissa Kapitulik Vice President	Senior Portfolio Manager— Equity Index Fund	Since 2014	Ms. Kapitulik is a Vice President at SSgA FM and a Senior Portfolio Manager in the Global Equity Beta Solutions team where she currently manages several of the firm’s commingled U.S. and international strategies as well as U.S. and international and emerging markets ETFs and other separately managed domestic and international funds. Additionally, Ms. Kapitulik manages synthetic beta strategies. Prior to her current role, Ms. Kapitulik worked on SSgA’s Trident Project RKS implementation. Prior to joining SSgA, she began her career at PIMCO, where she worked for several years as a trading assistant in Global Fixed Income. Ms. Kapitulik holds a Bachelor of Science degree in Finance from Villanova University.

The following replaces in its entirety the second sentence under the table in the “Service Providers—Fund Managers” section of the Prospectus:

Portfolio managers John Tucker, Michael Feehily and Melissa Kapitulik have day-to-day management responsibility of the Fund.

This Supplement should be retained with your Prospectus and SAI for future reference.

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